Goodwill and Other Intangible Assets	9 Months Ended	12 Months Ended
	Sep. 27, 2019	Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets	GOODWILL
The following is a rollforward of the Company’s goodwill ($ in millions):

Balance, December 31, 2018	$3,325.5
Foreign currency translation	(42.3)
Balance, September 27, 2019	$3,283.2
The carrying value of goodwill by segment is summarized as follows ($ in millions):

	September 27, 2019	December 31, 2018
Specialty Products & Technologies	$1,999.5	$2,013.8
Equipment & Consumables	1,283.7	1,311.7
Total	$3,283.2	$3,325.5

The Company has not identified any “triggering” events which indicate an impairment of goodwill in the nine-month period ended September 27, 2019.
The Company will perform an annual impairment test of goodwill during the fourth quarter. Determining the fair value of a reporting unit for purposes of the goodwill impairment test is judgmental in nature and involves the use of estimates and assumptions. These estimates and assumptions could have a significant impact on whether or not an impairment charge is recognized and also the magnitude of any such charge. Estimates of fair value are primarily determined using discounted cash flows and market multiples from publicly traded comparable companies. These approaches use significant estimates and assumptions including projected future cash flows, discount rate reflecting the inherent risk in future cash flows, perpetual growth rate and determination of appropriate market comparables.
Unforeseen negative changes in future business or other market conditions for any of the Company’s reporting units including margin compression or loss of business, could cause recorded goodwill to be impaired in the future. Also, changes in estimates and assumptions the Company makes in conducting its goodwill assessment could affect the estimated fair value of the Company’s reporting units and could result in a goodwill impairment charge in a future period.
GOODWILL AND OTHER INTANGIBLE ASSETS
As discussed in Note 4, goodwill arises from the purchase price for acquired businesses exceeding the fair value of tangible and intangible assets acquired less assumed liabilities. Management assesses the goodwill of each of its reporting units for impairment at least annually as of the first day of the fourth quarter and as “triggering” events occur that indicate that it is more likely than not that an impairment exists. The Company elected to bypass the optional qualitative goodwill assessment allowed by applicable accounting standards and performed a quantitative impairment test for all reporting units as this was determined to be the most effective method to assess the Company’s reporting units for impairment.
The Company estimates the fair value of its reporting units primarily using a market approach, based on current trading multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”) for companies operating in businesses similar to each of the Company’s reporting units, in addition to recent available market sale transactions of comparable businesses. In certain circumstances the Company will also estimate fair value utilizing a discounted cash flow analysis (i.e., an income approach) in order to validate the results of the market approach. If the estimated fair value of the reporting unit is less than its carrying value, the Company must perform additional analysis to determine if the reporting unit’s goodwill has been impaired.
As of December 31, 2018, the Company had three reporting units for goodwill impairment testing. The carrying value of the goodwill included in each individual reporting unit ranges from $613 million to approximately $1.4 billion.
No goodwill impairment charges were recorded for the years ended December 31, 2018, 2017 and 2016 and no “triggering” events have occurred subsequent to the performance of the 2018 annual impairment test. The factors used by management in its impairment analysis are inherently subject to uncertainty. If actual results are not consistent with management’s estimates and assumptions, goodwill and other intangible assets may be overstated and a charge would need to be taken against net earnings.
The following is a rollforward of the Company’s goodwill by segment ($ in millions):

	Specialty Products & Technologies	Equipment & Consumables	Total
Balance, January 1, 2017	$1,958.8	$1,256.8	$3,215.6
Attributable to 2017 acquisitions	—	2.8	2.8
Foreign currency translation and other	69.8	81.8	151.6
Balance, December 31, 2017	2,028.6	1,341.4	3,370.0
Foreign currency translation and other	(14.8)	(29.7)	(44.5)
Balance, December 31, 2018	$2,013.8	$1,311.7	$3,325.5

Finite-lived intangible assets are amortized over the shorter of their legal or estimated useful life. The following summarizes the gross carrying value and accumulated amortization for each major category of intangible asset as of December 31 ($ in millions):

	2018		2017
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Finite-lived intangibles:
Patents and technology	$306.3	$(180.7)	$314.7	$(167.7)
Customer relationships and other intangibles	975.7	(495.2)	992.7	(444.1)
Trademarks and trade names	190.7	(28.0)	23.9	(14.0)
Total finite-lived intangibles	1,472.7	(703.9)	1,331.3	(625.8)
Indefinite-lived intangibles:
Trademarks and trade names	621.5	—	810.4	—
Total intangibles	$2,094.2	$(703.9)	$2,141.7	$(625.8)

In 2018, the Company determined that certain trade names in the Specialty Products & Technologies segment were finite-lived and the Company began amortizing these trade names as of January 1, 2018. The Company did not acquire any material finite-lived intangible assets during 2018 and 2017.
Total intangible amortization expense in 2018, 2017 and 2016 was $91 million, $82 million and $83 million, respectively. Based on the intangible assets recorded as of December 31, 2018, amortization expense is estimated to be $91 million during 2019, $87 million during 2020, $82 million during 2021, $82 million during 2022 and $78 million during 2023.